Exhibit 99.2

July 30, 2015

SECOND QUARTER 2015

Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Symetra Financial Corporation
Financial Supplement
Table of Contents
June 30, 2015

Symetra Financial Corporation
2Q 2015 Financial Supplement
Financial Highlights
(In millions, except per share or percentage data)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Net income	$31.2	$38.8	$67.6	$36.0	$71.5	$70.0	$150.8
Net income per common share [1]
Basic	$0.27	$0.33	$0.58	$0.31	$0.62	$0.60	$1.29
Diluted	$0.27	$0.33	$0.58	$0.31	$0.62	$0.60	$1.29
Weighted-average number of common shares outstanding:
Basic	116.127	115.900	115.923	115.904	115.961	116.014	116.706
Diluted	116.130	115.903	115.925	115.907	115.964	116.017	116.710
Cash dividend declared per common share	$0.11	$0.11	$1.40	$0.10	$0.10	$0.22	$0.20
Non-GAAP Financial Measures [2]
Adjusted operating income	$49.6	$42.7	$60.7	$45.5	$55.3	$92.3	$121.0
Adjusted operating income per common share: [1]
Basic	$0.43	$0.37	$0.52	$0.39	$0.48	$0.80	$1.04
Diluted	$0.43	$0.37	$0.52	$0.39	$0.48	$0.80	$1.04

	As of
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Consolidated Balance Sheet Data
Total investments	$31,443.6	$31,413.0	$30,634.3	$30,274.0	$29,632.2
Total assets	34,069.1	33,847.9	33,001.7	32,634.5	31,943.6
Notes payable	697.4	697.3	697.2	697.0	449.6
Accumulated other comprehensive income (net of taxes) (AOCI)	751.7	1,152.8	990.6	911.1	990.6
Total stockholders' equity	3,170.2	3,550.7	3,360.6	3,375.3	3,428.6
U.S. Statutory Financial Information:
Statutory capital and surplus	$2,070.1	$2,085.4	$2,078.3	$1,951.2	$1,944.7
Asset valuation reserve (AVR)	303.4	304.5	299.2	315.4	312.3
Statutory book value [3]	$2,373.5	$2,389.9	$2,377.5	$2,266.6	$2,257.0
Common shares outstanding, end of period	116.134	116.114	115.797	115.913	115.895
Book value per common share	$27.30	$30.58	$29.02	$29.12	$29.58
Debt to capital ratio	18.0%	16.4%	17.2%	17.1%	11.6%
Non-GAAP Financial Measures [2]
Adjusted book value (stockholders' equity excluding AOCI)	$2,418.5	$2,397.9	$2,370.0	$2,464.2	$2,438.0
Adjusted book value per common share [4]	20.83	20.65	20.47	21.26	21.04
Statutory book value per common share [5]	20.44	20.58	20.53	19.55	19.47
Debt to capital ratio, excluding AOCI [6]	22.4%	22.5%	22.7%	22.0%	15.6%

	For the Twelve Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
ROE	5.1%	6.3%	7.8%	7.9%	8.3%
Non-GAAP Financial Measure [2]
Operating ROAE [7]	8.2%	8.5%	9.5%	9.1%	9.4%

1
Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share.

2
Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 17, and 18, respectively.

3	June 30, 2015 statutory book value is an estimate.
4	Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
5	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
6	Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.
7	Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Revenues:
Premiums	$178.8	$180.3	$161.0	$159.6	$154.7	$359.1	$308.5
Net investment income	330.4	324.0	358.6	318.5	319.0	654.4	643.4
Policy fees, contract charges and other	54.4	51.6	50.0	45.7	48.1	106.0	94.7
Net realized gains (losses):
Total other-than-temporary impairment losses on securities	(3.8)	(9.0)	(12.2)	(1.6)	(1.4)	(12.8)	(2.5)
Less: portion recognized in other comprehensive income	1.2	1.0	2.2	—	—	2.2	—
Net impairment losses on securities recognized in earnings	(2.6)	(8.0)	(10.0)	(1.6)	(1.4)	(10.6)	(2.5)
Other net realized gains (losses)	(26.0)	1.8	21.2	(13.2)	26.7	(24.2)	48.5
Total net realized gains (losses)	(28.6)	(6.2)	11.2	(14.8)	25.3	(34.8)	46.0
Total revenues	535.0	549.7	580.8	509.0	547.1	1,084.7	1,092.6
Benefits and expenses:
Policyholder benefits and claims	138.2	142.1	120.7	113.9	110.1	280.3	211.3
Interest credited	242.9	235.2	246.1	237.2	236.3	478.1	470.5
Other underwriting and operating expenses	100.0	99.2	93.7	92.8	92.6	199.2	180.5
Interest expense	11.0	11.2	11.0	10.2	8.3	22.2	16.5
Amortization of deferred policy acquisition costs	22.7	21.6	24.0	17.6	16.6	44.3	36.5
Total benefits and expenses	514.8	509.3	495.5	471.7	463.9	1,024.1	915.3
Income from operations before income taxes	20.2	40.4	85.3	37.3	83.2	60.6	177.3
Provision (benefit) for income taxes:
Current	7.5	6.5	26.2	10.8	17.4	14.0	27.5
Deferred	(18.5)	(4.9)	(8.5)	(9.5)	(5.7)	(23.4)	(1.0)
Total provision (benefit) for income taxes	(11.0)	1.6	17.7	1.3	11.7	(9.4)	26.5
Net income	$31.2	$38.8	$67.6	$36.0	$71.5	$70.0	$150.8
Net income per common share:
Basic	$0.27	$0.33	$0.58	$0.31	$0.62	$0.60	$1.29
Diluted	$0.27	$0.33	$0.58	$0.31	$0.62	$0.60	$1.29
Weighted-average number of common shares outstanding:
Basic	116.127	115.900	115.923	115.904	115.961	116.014	116.706
Diluted	116.130	115.903	115.925	115.907	115.964	116.017	116.710
Cash dividends declared per common share	$0.11	$0.11	$1.40	$0.10	$0.10	$0.22	$0.20
Non-GAAP Financial Measures:
Adjusted operating income [1]	$49.6	$42.7	$60.7	$45.5	$55.3	$92.3	$121.0
Adjusted operating income per common share:
Basic	$0.43	$0.37	$0.52	$0.39	$0.48	$0.80	$1.04
Diluted	$0.43	$0.37	$0.52	$0.39	$0.48	$0.80	$1.04
Reconciliation to net income:
Net income	$31.2	$38.8	$67.6	$36.0	$71.5	$70.0	$150.8
Less: Excluded realized gains (losses) (net of taxes)	(18.4)	(3.9)	6.9	(9.5)	16.2	(22.3)	29.8
Adjusted operating income [1]	$49.6	$42.7	$60.7	$45.5	$55.3	$92.3	$121.0

1
Adjusted operating income is calculated as net income, excluding after-tax net realized gains (losses) that are not reflective of the performance of the company’s insurance operations. The company excludes gains (losses) associated with the following: investment sales or disposals, investment impairments, changes in the fair value of mark-to-market investments and derivative investments (except for certain S&P 500 options), and changes in the fair value of embedded derivatives related to our fixed indexed annuity products.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	As of
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$25,938.4	$26,030.7	$25,379.4	$25,316.6	$24,849.2
Marketable equity securities, at fair value	92.4	118.3	120.5	122.7	126.6
Trading securities:
Marketable equity securities, at fair value	538.7	546.4	532.0	467.9	483.0
Mortgage loans, net	4,431.1	4,222.9	4,130.1	3,921.0	3,747.8
Policy loans	60.0	60.8	61.9	61.0	62.0
Investments in limited partnerships	280.1	296.1	309.9	307.9	291.8
Other invested assets	102.9	137.8	100.5	76.9	71.8
Total investments	31,443.6	31,413.0	30,634.3	30,274.0	29,632.2
Cash and cash equivalents	300.1	231.5	158.8	109.2	118.0
Accrued investment income	304.6	304.4	304.9	309.2	298.3
Reinsurance recoverables	341.3	333.0	328.7	324.4	312.9
Deferred policy acquisition costs	490.8	385.6	395.1	364.9	311.2
Receivables and other assets	255.6	226.3	230.1	300.7	276.8
Separate account assets	933.1	954.1	949.8	952.1	994.2
Total assets	$34,069.1	$33,847.9	$33,001.7	$32,634.5	$31,943.6
Liabilities and stockholders' equity
Funds held under deposit contracts	$27,824.4	$27,103.2	$26,602.6	$26,150.2	$25,603.3
Future policy benefits	424.4	418.4	415.9	408.2	405.3
Policy and contract claims	167.6	148.9	141.8	156.6	156.7
Other policyholders' funds	134.8	139.7	115.7	121.3	117.6
Notes payable	697.4	697.3	697.2	697.0	449.6
Deferred income tax liabilities, net	244.6	479.1	396.7	362.3	414.7
Other liabilities	472.6	356.5	321.4	411.5	373.6
Separate account liabilities	933.1	954.1	949.8	952.1	994.2
Total liabilities	30,898.9	30,297.2	29,641.1	29,259.2	28,515.0
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,474.3	1,472.1	1,469.5	1,469.9	1,468.0
Treasury stock	(134.6)	(134.6)	(134.6)	(134.6)	(134.6)
Retained earnings	1,077.6	1,059.2	1,033.9	1,127.7	1,103.4
Accumulated other comprehensive income, net of taxes	751.7	1,152.8	990.6	911.1	990.6
Total stockholders' equity	3,170.2	3,550.7	3,360.6	3,375.3	3,428.6
Total liabilities and stockholders' equity	$34,069.1	$33,847.9	$33,001.7	$32,634.5	$31,943.6

Symetra Financial Corporation
2Q 2015 Financial Supplement
Segment Income Statement Data
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Operating revenues:
Benefits Division	$180.9	$181.7	$162.2	$160.0	$155.8	$362.6	$309.7
Retirement Division:
Deferred Annuities	167.7	158.9	178.0	157.5	152.0	326.6	307.8
Income Annuities	94.9	92.1	96.0	93.8	96.0	187.0	193.2
Individual Life Division	124.0	120.7	120.4	113.9	115.6	244.7	231.5
Other	(4.2)	2.3	13.6	(1.5)	2.7	(1.9)	4.5
Operating revenues [1]	563.3	555.7	570.2	523.7	522.1	1,119.0	1,046.7
Add: Excluded realized gains (losses)	(28.3)	(6.0)	10.6	(14.7)	25.0	(34.3)	45.9
Revenues	$535.0	$549.7	$580.8	$509.0	$547.1	$1,084.7	$1,092.6
Segment pre-tax adjusted operating income (loss):
Benefits Division	$19.3	$18.5	$21.6	$20.6	$19.9	$37.8	$47.7
Retirement Division:
Deferred Annuities	30.5	28.4	40.8	30.7	27.4	58.9	57.6
Income Annuities	2.4	1.3	0.9	2.1	3.5	3.7	12.9
Individual Life Division	11.7	7.2	9.1	10.7	13.6	18.9	25.9
Other	(15.4)	(9.0)	2.3	(12.1)	(6.2)	(24.4)	(12.7)
Pre-tax adjusted operating income [2]	48.5	46.4	74.7	52.0	58.2	94.9	131.4
Add: Excluded realized gains (losses)	(28.3)	(6.0)	10.6	(14.7)	25.0	(34.3)	45.9
Income from operations before income taxes	$20.2	$40.4	$85.3	$37.3	$83.2	$60.6	$177.3

1
Operating revenues is a non-GAAP measure, calculated as total revenues less excluded realized gains (losses). It also represents the cumulative total of segment operating revenue, which at the segment level is a GAAP measure. Total revenues is the most directly comparable measure to operating revenues.

2
Pre-tax adjusted operating income is a non-GAAP measure, calculated as adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure. Income from operations before income taxes is the most directly comparable measure to pre-tax adjusted operating income.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Benefits Division
(In millions, except percentage data)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Operating revenues:
Premiums	$170.7	$171.7	$153.1	$150.9	$146.3	$342.4	$291.3
Net investment income	5.7	5.2	5.4	5.4	5.2	10.9	10.2
Policy fees, contract charges and other	4.5	4.8	3.7	3.7	4.3	9.3	8.2
Total operating revenues	180.9	181.7	162.2	160.0	155.8	362.6	309.7
Benefits and expenses:
Policyholder benefits and claims	113.1	114.1	96.7	94.7	91.7	227.2	174.5
Other underwriting and operating expenses	48.1	48.7	43.6	44.6	44.0	96.8	87.2
Amortization of deferred policy acquisition costs	0.4	0.4	0.3	0.1	0.2	0.8	0.3
Total benefits and expenses	161.6	163.2	140.6	139.4	135.9	324.8	262.0
Segment pre-tax adjusted operating income	$19.3	$18.5	$21.6	$20.6	$19.9	$37.8	$47.7
Operating Metrics:
Loss ratio [1]	66.3%	66.4%	63.2%	62.7%	62.7%	66.4%	59.9%
Expense ratio [2]	27.3%	27.6%	28.4%	29.4%	30.0%	27.4%	29.8%
Combined ratio [3]	93.6%	94.0%	91.6%	92.1%	92.7%	93.8%	89.7%
Medical stop-loss - loss ratio [4]	65.0%	67.1%	61.9%	63.6%	60.9%	66.1%	58.4%
Total sales [5]	$19.5	$136.7	$33.9	$34.8	$26.1	$156.2	$98.0
Premiums:
Medical stop-loss	$140.2	$141.3	$126.4	$124.0	$122.9	$281.5	$244.6
Limited benefit medical	11.4	11.8	12.8	12.7	12.3	23.2	25.6
Group life & disability and other	19.1	18.6	13.9	14.2	11.1	37.7	21.1
Total premiums earned	$170.7	$171.7	$153.1	$150.9	$146.3	$342.4	$291.3

5 Year Historical Loss Ratio: [1]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2014	57.1%	62.7%	62.7%	63.2%	61.5%
2013	68.5%	66.2%	67.3%	64.0%	66.5%
2012	61.6%	65.5%	65.5%	67.7%	65.1%
2011	67.6%	62.4%	63.6%	59.6%	63.1%
2010	68.9%	63.8%	66.5%	60.5%	64.9%

1	Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
2	Expense ratio is equal to other underwriting and operating expenses of our insurance operations divided by premiums earned.
3	Combined ratio is equal to the sum of the loss ratio and the expense ratio.
4	Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incurred divided by medical stop-loss premiums earned.
5	Total sales represents annualized first-year premiums net of first year policy lapses.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Retirement Division — Deferred Annuities
(In millions, except percentage data)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Operating revenues:
Net investment income	$162.1	$154.0	$171.8	$152.0	$145.8	$316.1	$295.9
Policy fees, contract charges and other	5.9	5.1	5.6	5.6	5.9	11.0	11.8
Certain realized gains (losses)	(0.3)	(0.2)	0.6	(0.1)	0.3	(0.5)	0.1
Total operating revenues	167.7	158.9	178.0	157.5	152.0	326.6	307.8
Benefits and expenses:
Policyholder benefits and claims	0.2	0.2	0.1	—	0.1	0.4	0.2
Interest credited	92.8	89.2	92.9	87.6	86.9	182.0	174.4
Other underwriting and operating expenses	25.0	23.9	24.0	23.6	22.9	48.9	44.0
Amortization of deferred policy acquisition costs	19.2	17.2	20.2	15.6	14.7	36.4	31.6
Total benefits and expenses	137.2	130.5	137.2	126.8	124.6	267.7	250.2
Segment pre-tax adjusted operating income	$30.5	$28.4	$40.8	$30.7	$27.4	$58.9	$57.6
Operating Metrics:
Fixed account values, excluding FIA - General account	$11,195.0	$11,117.8	$11,064.9	$11,074.0	$10,992.8	$11,195.0	$10,992.8
Interest spread [1]	1.85%	1.81%	2.33%	1.91%	1.81%	1.83%	1.90%
Base earned yield [2]	4.24%	4.32%	4.40%	4.43%	4.44%	4.28%	4.48%
Base credited rate [2]	2.60%	2.60%	2.69%	2.70%	2.73%	2.60%	2.74%
Base interest spread [2]	1.64%	1.72%	1.71%	1.73%	1.71%	1.68%	1.74%
Fixed account values, FIA - General account	$4,318.9	$3,730.3	$3,313.8	$2,907.2	$2,463.3	$4,318.9	$2,463.3
FIA interest spread [3,8]	1.40%	1.45%	1.59%	1.26%	1.28%	1.42%	1.28%
FIA base earned yield [4,8]	3.42%	3.54%	3.51%	3.43%	3.37%	3.47%	3.35%
FIA base credited rate [4]	2.10%	2.08%	2.17%	2.14%	2.09%	2.09%	2.07%
FIA base interest spread [4,8]	1.32%	1.46%	1.34%	1.29%	1.28%	1.38%	1.28%
Variable account values - Separate account	$759.4	$790.6	$794.9	$805.3	$843.7	$759.4	$843.7
Total sales [5]	933.9	655.6	642.3	759.3	650.3	1,589.5	1,277.8

Fixed Account Values - General Account by Contract Minimum Interest Guarantees as of June 30, 2015:
	Contract Minimum Interest Guarantee [7]
		<= 3.5%
	> 3.5% [6]	> 1.5%	<= 1.5%
Fixed account values - General account (including FIA)	$1,033.0	$869.6	$13,546.0

Credited rates in all spread metrics reflect interest that is credited on a daily basis, and therefore quarters with more/less days of interest reduce/increase interest spreads and base interest spreads.

1
Interest spread excludes FIA and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees.

2
Base interest spread excludes FIA and is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related deferred sales inducement amortization and the MBS prepayment speed adjustment.

3
FIA interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets, excluding derivative assets. The credited rate represents amounts recorded in interest credited related to FIA contracts.

4
FIA base interest spread is the FIA interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments,such as bond make-whole premiums and the MBS prepayment speed adjustment, and the impact of reserve adjustments on interest credited.

5	Total sales represents deposits for new policies net of first year policy lapses and/or surrenders.
6	The maximum interest is 4.5% on a $110.4 block of business.
7	Excludes standard non-forfeiture impacts.
8	Prior period FIA interest spread, base earned yield and base interest spread have been restated to exclude from invested assets the cash collateral held on behalf of derivative counterparties.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Retirement Division—Income Annuities
(In millions, except percentage data)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Operating revenues:
Net investment income	$94.6	$91.9	$95.8	$93.4	$95.8	$186.5	$192.8
Policy fees, contract charges and other	0.3	0.2	0.2	0.4	0.2	0.5	0.4
Total operating revenues	94.9	92.1	96.0	93.8	96.0	187.0	193.2
Benefits and expenses:
Interest credited	86.4	84.0	88.9	85.3	85.9	170.4	167.9
Other underwriting and operating expenses	4.6	5.2	4.9	5.1	5.5	9.8	10.3
Amortization of deferred policy acquisition costs	1.5	1.6	1.3	1.3	1.1	3.1	2.1
Total benefits and expenses	92.5	90.8	95.1	91.7	92.5	183.3	180.3
Segment pre-tax adjusted operating income	$2.4	$1.3	$0.9	$2.1	$3.5	$3.7	$12.9
Operating Metrics:
Reserves [1]	$6,474.0	$6,484.2	$6,487.7	$6,494.8	$6,516.6	$6,474.0	$6,516.6
Interest spread [2]	0.56%	0.30%	0.57%	0.46%	0.48%	0.43%	0.50%
Base earned yield [3]	5.91%	5.86%	5.95%	5.89%	5.89%	5.88%	5.89%
Base credited rate [3]	5.35%	5.39%	5.39%	5.36%	5.44%	5.37%	5.46%
Base interest spread [3]	0.56%	0.47%	0.56%	0.53%	0.45%	0.51%	0.43%
Mortality gains (losses) [4]	$(1.2)	$1.9	$(3.0)	$0.2	$0.8	$0.7	$6.1
Total sales [5]	78.4	60.9	80.0	62.3	89.0	139.3	176.5
Marketable equity securities, at fair value	588.6	596.8	585.3	530.5	547.2	588.6	547.2
Realized gains (losses) on marketable equity securities [6]	(11.5)	8.4	27.7	(10.0)	20.5	(3.1)	39.7

5 Year Historical Mortality Gains (Losses): [4]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2014	$5.3	$0.8	$0.2	$(3.0)	$3.3
2013	1.0	4.5	1.1	1.5	8.1
2012	5.4	6.4	2.0	(0.9)	12.9
2011	0.7	4.9	(1.4)	(3.9)	0.3
2010	(0.1)	(1.8)	(0.1)	(0.6)	(2.6)

5 Year Historical Gains (Losses) on Marketable Equity Securities [6]
2014	$57.4
2013	52.6
2012	26.6
2011	(4.9)
2010	31.0

1
Reserves represents the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

2
Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets, excluding equities, attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.

3
Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums and the MBS prepayment speed adjustment, and income on alternative investments.

4	Mortality gains (losses) represents the difference between actual and expected reserves released on our life contingent annuities.
5	Total sales represents deposits for new policies net of first year policy lapses and/or surrenders.
6	Realized gain (losses) on marketable equity securities include changes in the fair value of equities classified as trading and are not included in operating revenues.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Individual Life Division
(In millions, except percentage data)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Operating revenues:
Premiums	$8.1	$8.6	$7.9	$8.7	$8.4	$16.7	$17.2
Net investment income	72.7	71.1	72.4	69.6	70.1	143.8	141.0
Policy fees, contract charges and other	43.2	41.0	40.1	35.6	37.1	84.2	73.3
Total operating revenues	124.0	120.7	120.4	113.9	115.6	244.7	231.5
Benefits and expenses:
Policyholder benefits and claims	24.9	27.8	23.9	19.2	18.3	52.7	36.6
Interest credited	64.1	62.4	64.7	64.6	63.9	126.5	129.1
Other underwriting and operating expenses	21.5	20.8	20.5	18.8	19.2	42.3	37.4
Interest expense	0.2	0.1	—	—	—	0.3	—
Amortization of deferred policy acquisition costs	1.6	2.4	2.2	0.6	0.6	4.0	2.5
Total benefits and expenses	112.3	113.5	111.3	103.2	102.0	225.8	205.6
Segment pre-tax adjusted operating income	$11.7	$7.2	$9.1	$10.7	$13.6	$18.9	$25.9
Operating Metrics:
Individual Insurance:
Insurance in force [1]	$36,094.4	$35,738.6	$35,471.6	$35,168.0	$35,125.5	$36,094.4	$35,125.5
Claims [2]	12.0	15.3	15.8	14.3	12.7	27.3	27.5
Annualized mortality rate [3]	0.13%	0.17%	0.18%	0.16%	0.14%	0.15%	0.16%
UL account values	$817.6	$790.7	$768.2	$753.4	$741.5	$817.6	$741.5
UL interest spread [4]	1.53%	1.19%	1.51%	1.36%	1.35%	1.36%	1.42%
UL base interest spread [5]	0.93%	0.97%	1.07%	1.17%	1.25%	0.94%	1.28%
Individual sales [6]	$15.1	$13.1	$12.7	$8.3	$9.1	$28.2	$17.0
Institutional Markets:
Insurance in force [1]	$13,087.6	$12,982.0	$12,836.1	$12,842.6	$12,844.8	$13,087.6	$12,844.8
BOLI account values	4,963.5	4,931.7	4,902.4	4,868.1	4,834.2	4,963.5	4,834.2
BOLI ROA [7]	0.83%	0.84%	0.82%	0.96%	1.10%	0.84%	1.04%
BOLI base ROA [8]	0.68%	0.74%	0.62%	0.92%	0.79%	0.71%	0.85%
Decrease in BOLI PGAAP reserve [9]	$—	$—	$—	$1.7	$1.7	$—	$3.4
COLI sales [10]	11.4	9.7	1.0	—	—	21.1	—

5 Year Historical Individual Claims:[2]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2014	$14.8	$12.7	$14.3	$15.8	$57.6
2013	15.7	13.7	14.0	11.3	54.7
2012	15.7	15.1	13.9	16.3	61.0
2011	15.7	12.1	13.0	13.5	54.3
2010	13.9	13.5	12.0	11.3	50.7

1	Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.
2	Individual claims represents incurred claims, net of reinsurance, on our term and universal life policies.
3	Annualized mortality rate is defined as annualized individual claims divided by insurance in force.
4
UL interest spread excludes single premium life (SPL) and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder account values. Interest credited is subject to contractual terms, including minimum guarantees.

5
UL base interest spread excludes SPL and is UL interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related bonus interest amortization, the MBS prepayment speed adjustment, and reserve adjustments.

6	Individual sales represents annualized first year premiums for recurring premium products and 10% of new single premium deposits, net of first year policy lapses and/or surrenders.
7
BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account values. The policy benefits used in this metric do not include expenses.

8
BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

9
The BOLI PGAAP (purchase accounting) reserve was released as a decrease to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004. This reserve was released over a 10 year period ending August 2014. This represents the reduction of policyholder benefits expense related to the change in this reserve.

10	COLI sales represents deposits for new policies.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Other
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Operating revenues:
Net investment income (loss) [1]	$(4.7)	$1.8	$13.2	$(1.9)	$2.1	$(2.9)	$3.5
Policy fees, contract charges and other	0.5	0.5	0.4	0.4	0.6	1.0	1.0
Total operating revenues	(4.2)	2.3	13.6	(1.5)	2.7	(1.9)	4.5
Benefits and expenses:
Interest credited	(0.4)	(0.4)	(0.4)	(0.3)	(0.4)	(0.8)	(0.9)
Other underwriting and operating expenses	0.8	0.6	0.7	0.7	1.0	1.4	1.6
Interest expense	10.8	11.1	11.0	10.2	8.3	21.9	16.5
Total benefits and expenses	11.2	11.3	11.3	10.6	8.9	22.5	17.2
Segment pre-tax adjusted operating income (loss)	$(15.4)	$(9.0)	$2.3	$(12.1)	$(6.2)	$(24.4)	$(12.7)

		For the Three Months Ended					For the Six Months Ended
		Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
1	Detail of net investment income (loss)
	Amortization of tax credit investments	$(8.1)	$(7.1)	$(6.6)	$(8.1)	$(6.3)	$(15.2)	$(13.0)
	Alternative investments (primarily private equity/hedge funds)	(3.7)	0.2	11.5	(2.5)	(0.3)	(3.5)	(0.3)
	Investment income on fixed maturities and other investments	7.1	8.7	8.3	8.7	8.7	15.8	16.8
	Net investment income (loss)	$(4.7)	$1.8	$13.2	$(1.9)	$2.1	$(2.9)	$3.5

Symetra Financial Corporation
2Q 2015 Financial Supplement
Deferred Policy Acquisition Costs (DAC) Roll Forward
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014

Summary -- Total Company
Unamortized balance, beginning of period	$541.7	$513.9	$487.1	$464.2	$441.3	$513.9	$419.9
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	50.5	39.7	40.5	37.9	37.4	90.2	72.2
Other acquisition expenses	5.9	6.7	6.7	5.6	3.1	12.6	8.5
Total deferral of acquisition costs	56.4	46.4	47.2	43.5	40.5	102.8	80.7
Adjustments related to realized (gains) losses	(3.2)	3.0	3.6	(3.0)	(1.0)	(0.2)	0.1
Amortization	(20.8)	(20.7)	(19.3)	(16.3)	(15.9)	(41.5)	(31.4)
Amortization related to prepayments	(1.9)	(0.9)	(4.7)	(1.1)	(0.7)	(2.8)	(5.1)
Unlocking	—	—	—	(0.2)	—	—	—
Total amortization	(22.7)	(21.6)	(24.0)	(17.6)	(16.6)	(44.3)	(36.5)
Unamortized balance, end of period	572.2	541.7	513.9	487.1	464.2	572.2	464.2
Accum effect of net unrealized gains	(81.4)	(156.1)	(118.8)	(122.2)	(153.0)	(81.4)	(153.0)
DAC balance, end of period	$490.8	$385.6	$395.1	$364.9	$311.2	$490.8	$311.2

Benefits Division
Unamortized balance, beginning of period	$3.5	$2.0	$1.7	$1.3	$1.5	$2.0	$—
Deferral of acquisition costs:
Other acquisition expenses	0.5	1.9	0.6	0.5	—	2.4	1.6
Total deferral of acquisition costs	0.5	1.9	0.6	0.5	—	2.4	1.6
Amortization	(0.4)	(0.4)	(0.3)	(0.1)	(0.2)	(0.8)	(0.3)
Unamortized balance, end of period	3.6	3.5	2.0	1.7	1.3	3.6	1.3
DAC balance, end of period	$3.6	$3.5	$2.0	$1.7	$1.3	$3.6	$1.3

Retirement Division - Deferred Annuities
Unamortized balance, beginning of period	$337.6	$325.5	$316.0	$305.8	$295.5	$325.5	$285.9
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	32.7	23.8	23.6	26.3	23.8	56.5	47.0
Other acquisition expenses	3.0	2.5	2.5	2.5	1.6	5.5	3.8
Total deferral of acquisition costs	35.7	26.3	26.1	28.8	25.4	62.0	50.8
Adjustments related to realized (gains) losses	(3.2)	3.0	3.6	(3.0)	(0.4)	(0.2)	0.7
Amortization	(17.4)	(16.4)	(15.6)	(14.0)	(14.0)	(33.8)	(26.6)
Amortization related to prepayments	(1.8)	(0.8)	(4.6)	(1.0)	(0.7)	(2.6)	(5.0)
Unlocking	—	—	—	(0.6)	—	—	—
Total amortization	(19.2)	(17.2)	(20.2)	(15.6)	(14.7)	(36.4)	(31.6)
Unamortized balance, end of period	350.9	337.6	325.5	316.0	305.8	350.9	305.8
Accum effect of net unrealized gains	(75.3)	(145.1)	(109.6)	(112.8)	(143.0)	(75.3)	(143.0)
DAC balance, end of period	$275.6	$192.5	$215.9	$203.2	$162.8	$275.6	$162.8

Retirement Division - Income Annuities
Unamortized balance, beginning of period	$59.3	$58.0	$56.0	$54.6	$52.1	$58.0	$49.2
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	3.0	2.7	3.1	2.4	3.5	5.7	7.2
Other acquisition expenses	0.2	0.2	0.2	0.3	0.1	0.4	0.3
Total deferral of acquisition costs	3.2	2.9	3.3	2.7	3.6	6.1	7.5
Amortization	(1.5)	(1.6)	(1.3)	(1.3)	(1.1)	(3.1)	(2.1)
Unamortized balance, end of period	61.0	59.3	58.0	56.0	54.6	61.0	54.6
DAC balance, end of period	$61.0	$59.3	$58.0	$56.0	$54.6	$61.0	$54.6

Individual Life Division
Unamortized balance, beginning of period	$141.3	$128.4	$113.4	$102.5	$92.2	$128.4	$84.8
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	14.8	13.2	13.8	9.2	10.1	28.0	18.0
Other acquisition expenses	2.2	2.1	3.4	2.3	1.4	4.3	2.8
Total deferral of acquisition costs	17.0	15.3	17.2	11.5	11.5	32.3	20.8
Adjustments related to realized (gains) losses	—	—	—	—	(0.6)	—	(0.6)
Amortization	(1.5)	(2.3)	(2.1)	(0.9)	(0.6)	(3.8)	(2.4)
Amortization related to prepayments	(0.1)	(0.1)	(0.1)	(0.1)	—	(0.2)	(0.1)
Unlocking	—	—	—	0.4	—	—	—
Total amortization	(1.6)	(2.4)	(2.2)	(0.6)	(0.6)	(4.0)	(2.5)
Unamortized balance, end of period	156.7	141.3	128.4	113.4	102.5	156.7	102.5
Accum effect of net unrealized gains	(6.1)	(11.0)	(9.2)	(9.4)	(10.0)	(6.1)	(10.0)
DAC balance, end of period	$150.6	$130.3	$119.2	$104.0	$92.5	$150.6	$92.5

Symetra Financial Corporation
2Q 2015 Financial Supplement
Deferred Sales Inducements (DSI) Roll Forward
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014

Total Company
Unamortized balance, beginning of period	$132.3	$136.7	$144.0	$146.5	$150.3	$136.7	$154.8
Capitalizations	5.3	6.5	7.0	7.2	7.6	11.8	17.2
Adjustments related to realized (gains) losses	0.3	0.2	0.5	0.2	(0.2)	0.5	0.1
Amortization	(10.6)	(10.4)	(10.9)	(10.0)	(10.5)	(21.0)	(21.1)
Amortization related to prepayments	(1.0)	(0.7)	(3.9)	(0.9)	(0.7)	(1.7)	(4.5)
Unlocking	—	—	—	1.0	—	—	—
Total amortization	(11.6)	(11.1)	(14.8)	(9.9)	(11.2)	(22.7)	(25.6)
Unamortized balance, end of period	126.3	132.3	136.7	144.0	146.5	126.3	146.5
Accum effect of net unrealized gains	(61.7)	(88.0)	(79.6)	(85.4)	(99.9)	(61.7)	(99.9)
DSI balance, end of period [1]	$64.6	$44.3	$57.1	$58.6	$46.6	$64.6	$46.6

1	DSI balance is included in receivables and other assets on the consolidated balance sheet.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Account Values and Reserves Roll Forwards
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Retirement Division:
Deferred Annuities:
Fixed Account Values, excluding FIA
Account values, beginning of period	$11,117.8	$11,064.9	$11,074.0	$10,992.8	$10,951.2	$11,064.9	$10,874.7
Deposits	342.5	269.6	254.5	313.2	287.9	612.1	568.5
Withdrawals	(328.6)	(293.2)	(335.0)	(306.4)	(306.7)	(621.8)	(592.8)
Net transfers	—	(0.4)	(1.4)	0.9	1.9	(0.4)	0.3
Net flows	13.9	(24.0)	(81.9)	7.7	(16.9)	(10.1)	(24.0)
Interest credited	66.8	67.4	70.0	71.0	71.2	134.2	144.6
Other	(3.5)	9.5	2.8	2.5	(12.7)	6.0	(2.5)
Account values, end of period	$11,195.0	$11,117.8	$11,064.9	$11,074.0	$10,992.8	$11,195.0	$10,992.8
Fixed Account Values, FIA
Account values, beginning of period	$3,730.3	$3,313.8	$2,907.2	$2,463.3	$2,084.4	$3,313.8	$1,712.0
Deposits	607.3	400.5	396.6	452.4	375.7	1,007.8	735.3
Withdrawals	(33.0)	(23.7)	(22.5)	(19.3)	(15.7)	(56.7)	(26.5)
Net transfers	(0.7)	(0.9)	0.9	0.5	0.4	(1.6)	1.6
Net flows	573.6	375.9	375.0	433.6	360.4	949.5	710.4
Interest credited	27.8	25.3	23.6	21.5	14.1	53.1	23.3
Other	(12.8)	15.3	8.0	(11.2)	4.4	2.5	17.6
Account values, end of period	$4,318.9	$3,730.3	$3,313.8	$2,907.2	$2,463.3	$4,318.9	$2,463.3
Income Annuities:
Reserves
Reserves, beginning of period	$6,484.2	$6,487.7	$6,494.8	$6,516.6	$6,509.9	$6,487.7	$6,489.9
Deposits	74.6	59.7	76.6	58.8	88.2	134.3	170.4
Benefit payments	(172.7)	(147.4)	(168.4)	(173.0)	(162.0)	(320.1)	(307.3)
Net flows	(98.1)	(87.7)	(91.8)	(114.2)	(73.8)	(185.8)	(136.9)
Interest credited	89.9	90.6	90.7	91.1	91.6	180.5	183.5
Other	(2.0)	(6.4)	(6.0)	1.3	(11.1)	(8.4)	(19.9)
Reserves, end of period	$6,474.0	$6,484.2	$6,487.7	$6,494.8	$6,516.6	$6,474.0	$6,516.6
Individual Life Division:
BOLI Account Values
Account values, beginning of period	$4,931.7	$4,902.4	$4,868.1	$4,834.2	$4,834.6	$4,902.4	$4,798.1
Deposits	—	—	—	—	—	—	—
Surrenders/claims	(5.4)	(6.6)	(4.8)	(5.5)	(38.8)	(12.0)	(42.5)
Net flows	(5.4)	(6.6)	(4.8)	(5.5)	(38.8)	(12.0)	(42.5)
Interest credited	54.5	53.1	55.8	55.8	55.3	107.6	111.7
Administrative charges and other	(17.3)	(17.2)	(16.7)	(16.4)	(16.9)	(34.5)	(33.1)
Account values, end of period	$4,963.5	$4,931.7	$4,902.4	$4,868.1	$4,834.2	$4,963.5	$4,834.2
UL Account Values
Account values, beginning of period	$790.7	$768.2	$753.4	$741.5	$734.1	$768.2	$726.2
Deposits	51.4	47.3	36.8	32.8	28.4	98.7	52.7
Surrenders/claims	(9.3)	(10.8)	(5.9)	(7.2)	(10.5)	(20.1)	(18.1)
Net flows	42.1	36.5	30.9	25.6	17.9	78.6	34.6
Interest credited	8.7	8.4	8.4	8.2	7.8	17.1	15.6
Administrative charges and other	(23.9)	(22.4)	(24.5)	(21.9)	(18.3)	(46.3)	(34.9)
Account values, end of period	$817.6	$790.7	$768.2	$753.4	$741.5	$817.6	$741.5

Symetra Financial Corporation
2Q 2015 Financial Supplement
Overview of Liabilities and Associated Unrealized Gains
(In millions, except percentage data)

	As of Jun 30, 2015
	Policyholder Liability	% of Total	Unrealized gains [8]
Illiquid: cannot be surrendered
Structured settlements & other single premium immediate annuities [1]	$6,515.0	23.1%	$593.9

Somewhat Liquid: can be surrendered with adjustments or charges of 3% or more
Deferred Annuities:
Surrender charges of 5% or higher	6,320.6		141.7
Surrender charges of 3 to 5%	476.8		10.7
MVA and surrender charges of 5% or higher [2]	3,721.8		83.4
5 year payout provision or MVA [3]	455.3		10.2
BOLI [4]	5,064.7		228.5
Universal life	350.2		12.1
Total somewhat liquid	16,389.4	58.2%	486.6

Liquid: can be surrendered with no adjustment or charges of less than 3%
Deferred Annuities:
No surrender charges [5]	3,257.0		73.0
Surrender charges less than 3%	1,167.0		26.2
Universal life	485.4		16.6
Total liquid	4,909.4	17.5%	115.8

Other
Other (net of reinsurance) [6]	334.2	1.2%	13.1

Assets supporting surplus portfolio			$79.4

Total [7]	$28,148.0	100.0%	$1,288.8

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,288.8
Taxes on unrealized gains			(451.0)
Adjustment for DAC and DSI valuation allowance, net of taxes			(95.4)
Other			9.3
AOCI			$751.7

The liabilities presented above have been aggregated based on contractual surrender charge schedules without adjustment for free partial withdrawals and guaranteed return of premium provisions, if applicable. The following footnotes may also be useful in evaluating the withdrawal characteristics of our liabilities:

1
The benefits are specified in the contracts as fixed amounts, primarily to be paid over the next several decades. Certain single premium immediate annuity contracts contain a liquidity feature that permits contract owners to make partial withdrawals once every 36 months within the life expectancy period. The withdrawals are based on prevailing market rates which limits our exposure to liquidity and interest rate risk.

2	The market value adjustment (MVA) adjusts the value of the contract at surrender based on current interest rates, subject to a guaranteed minimum account value specified in the contract.
3
The MVA adjusts the value of the contract at surrender based on current interest rates, subject to a guaranteed minimum account value specified in the contract. In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

4
The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business does not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.

5	Given the current interest rate environment, we do not expect significant changes in the persistency of this business.
6
Other represents the sum of the following: (a) our term life insurance policyholder liabilities, net of reinsurance recoverables. There is no surrender value related to these contracts; (b) incurred but not reported claim liabilities mainly related to our medical stop-loss business. The precise timing and amount of payment is unknown; and (c) reported claim liabilities for BOLI, term life insurance, medical stop-loss and group life policies.

7
Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims in the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $268.4 as of June 30, 2015.

8	Represents the pre-tax net unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Investments Summary
(In millions, except percentage data)

	As of
	Jun 30, 2015%		Mar 31, 2015%		Dec 31, 2014%		Sep 30, 2014%		Jun 30, 2014%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$25,938.4	82.5%	$26,030.7	82.9%	$25,379.4	82.9%	$25,316.6	83.6%	$24,849.2	83.9%
Marketable equity securities, at fair value	92.4	0.3%	118.3	0.4%	120.5	0.4%	122.7	0.4%	126.6	0.4%
Trading securities:
Marketable equity securities, at fair value	538.7	1.7%	546.4	1.7%	532.0	1.7%	467.9	1.5%	483.0	1.6%
Mortgage loans, net	4,431.1	14.1%	4,222.9	13.4%	4,130.1	13.5%	3,921.0	13.0%	3,747.8	12.6%
Policy loans	60.0	0.2%	60.8	0.2%	61.9	0.2%	61.0	0.2%	62.0	0.2%
Investments in limited partnerships	280.1	0.9%	296.1	1.0%	309.9	1.0%	307.9	1.0%	291.8	1.0%
Other invested assets	102.9	0.3%	137.8	0.4%	100.5	0.3%	76.9	0.3%	71.8	0.3%
Total investments	31,443.6	100.0%	31,413.0	100.0%	30,634.3	100.0%	30,274.0	100.0%	29,632.2	100.0%
Cash and cash equivalents	300.1		231.5		158.8		109.2		118.0
Total investments, cash and cash equivalents	$31,743.7		$31,644.5		$30,793.1		$30,383.2		$29,750.2
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$14,353.3	55.3%	$14,789.9	56.8%	$14,491.2	57.1%	$14,561.2	57.6%	$14,208.9	57.2%
2: BBB	10,442.2	40.3%	10,002.9	38.4%	9,761.6	38.5%	9,527.0	37.6%	9,389.2	37.8%
Total investment grade	24,795.5	95.6%	24,792.8	95.2%	24,252.8	95.6%	24,088.2	95.2%	23,598.1	95.0%
3: BB	601.3	2.3%	659.8	2.5%	561.5	2.2%	626.4	2.5%	643.2	2.6%
4: B	468.3	1.8%	507.6	2.0%	492.3	1.9%	517.2	2.0%	514.4	2.1%
5: CCC & lower	70.7	0.3%	66.7	0.3%	66.9	0.3%	79.9	0.3%	91.4	0.3%
6: In or near default	2.6	0.0%	3.8	0.0%	5.9	0.0%	4.9	0.0%	2.1	0.0%
Total below investment grade	1,142.9	4.4%	1,237.9	4.8%	1,126.6	4.4%	1,228.4	4.8%	1,251.1	5.0%
Total fixed maturities	$25,938.4	100.0%	$26,030.7	100.0%	$25,379.4	100.0%	$25,316.6	100.0%	$24,849.2	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$390.7	1.5%	$592.1	2.3%	$409.9	1.6%	$450.3	1.8%	$372.0	1.5%
State and political subdivisions	886.8	3.4%	845.9	3.2%	829.2	3.3%	786.4	3.1%	775.6	3.1%
Foreign governments	91.5	0.4%	94.5	0.4%	94.9	0.4%	96.0	0.4%	98.5	0.4%
Corporate securities	19,922.0	76.8%	19,644.3	75.5%	19,192.5	75.6%	18,995.5	75.0%	18,764.1	75.5%
Residential mortgage-backed securities	2,720.2	10.5%	2,922.2	11.2%	2,921.4	11.5%	2,857.8	11.3%	2,857.9	11.5%
Commercial mortgage-backed securities	1,203.3	4.6%	1,307.4	5.0%	1,333.9	5.3%	1,401.7	5.6%	1,484.5	6.0%
Collateralized loan obligations	234.3	0.9%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Other debt obligations	489.6	1.9%	624.3	2.4%	597.6	2.3%	728.9	2.8%	496.6	2.0%
Total fixed maturities	$25,938.4	100.0%	$26,030.7	100.0%	$25,379.4	100.0%	$25,316.6	100.0%	$24,849.2	100.0%
Effective Duration	5.4		5.5		5.5		5.5		5.5
Weighted-average Investment Yield	4.41%		4.43%		4.71%		4.62%		4.69%

	For the Three Months Ended
	Jun 30, 2015%		Mar 31, 2015%		Dec 31, 2014%		Sep 30, 2014%		Jun 30, 2014%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$11.7	5.2%	$10.2	5.8%	$15.6	10.1%	$4.4	1.8%	$5.1	4.3%
Retirement Division:
Deferred Annuities	141.5	62.7%	84.0	47.6%	61.8	40.1%	58.0	23.2%	82.5	69.3%
Income Annuities	(1.8)	(0.8)%	5.0	2.8%	(6.7)	(4.3)%	7.1	2.9%	97.7	82.0%
Individual Life Division	46.8	20.8%	62.3	35.3%	35.0	22.7%	11.0	4.4%	24.8	20.8%
Other	27.3	12.1%	15.0	8.5%	48.3	31.4%	169.0	67.7%	(91.0)	(76.4)%
Total	$225.5	100.0%	$176.5	100.0%	$154.0	100.0%	$249.5	100.0%	$119.1	100.0%

1	Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Investments Income Statement Data
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014

Prepayment-related income: [1]
Retirement Division - Deferred Annuities	$7.9	$3.2	$21.4	$5.5	$3.3	$11.1	$13.5
Retirement Division - Income Annuities	1.8	0.3	3.4	0.8	0.7	2.1	2.3
Individual Life Division	3.7	1.8	3.5	0.9	1.3	5.5	3.2
Other	—	0.9	0.5	(0.1)	0.4	0.9	0.2
Total	$13.4	$6.2	$28.8	$7.1	$5.7	$19.6	$19.2
Prepayment-related income, net of DAC and DSI amortization:
Retirement Division - Deferred Annuities	$5.1	$1.7	$12.9	$3.6	$1.9	$6.8	$4.0
Retirement Division - Income Annuities	1.8	0.3	3.4	0.8	0.7	2.1	2.3
Individual Life Division	3.6	1.7	3.4	0.8	1.3	5.3	3.1
Other	—	0.9	0.5	(0.1)	0.4	0.9	0.2
Total	$10.5	$4.6	$20.2	$5.1	$4.3	$15.1	$9.6

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Net Realized Gains (Losses):
Fixed maturities:
Gross gains on sales	$3.5	$4.4	$6.6	$1.5	$10.8	$7.9	$19.5
Gross losses on sales	(10.2)	(4.5)	(1.1)	(3.3)	(0.6)	(14.7)	(2.4)
Other-than-temporary impairments	(2.6)	(8.0)	(10.0)	(1.6)	(1.4)	(10.6)	(2.5)
Other [2]	(2.4)	(0.1)	(6.4)	1.4	(1.2)	(2.5)	(2.4)
Total fixed maturities	(11.7)	(8.2)	(10.9)	(2.0)	7.6	(19.9)	12.2
Marketable equity securities, trading [3]	(12.4)	8.2	26.4	(12.0)	21.6	(4.2)	41.3
Investments in limited partnerships	(8.9)	(3.7)	(5.4)	(4.5)	(3.1)	(12.6)	(6.7)
Other [4]	7.3	(5.7)	(3.1)	6.6	0.4	1.6	(1.0)
DAC/DSI adjustment	(2.9)	3.2	4.2	(2.9)	(1.2)	0.3	0.2
Net realized gains (losses)	$(28.6)	$(6.2)	$11.2	$(14.8)	$25.3	$(34.8)	$46.0

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Tax Credit Investments Impact on Income
Historical and estimated future impact
Amortization related to tax credit investments, net of taxes	$(5.3)	$(4.6)	$(4.3)	$(5.2)	$(4.2)	$(9.9)	$(8.5)
Realized losses related to tax credit investments, net of taxes	(3.2)	(2.4)	(3.6)	(3.0)	(2.0)	(5.6)	(4.3)
Tax credits	14.6	15.6	14.8	14.2	13.9	30.2	27.8
Impact to net income	$6.1	$8.6	$6.9	$6.0	$7.7	$14.7	$15.0

Carrying value of invested asset	$223.1	$230.5	$238.4	$244.6	$249.8	$223.1	$249.8

Future estimated impact of current holdings on net income:					2015		$19.1
					2016		15.8
					2017 & beyond		35.3
							$70.2

Historical information	For the Years Ended
	2014	2013	2012	2011	2010
Amortization related to tax credit investments, net of taxes	$(18.0)	$(13.3)	$(13.9)	$(9.2)	$(6.3)
Realized losses related to tax credit investments, net of taxes	(10.9)	(4.4)	(2.6)	(2.0)	—
Tax credits	56.8	41.2	33.5	17.4	10.9
Impact to net income	$27.9	$23.5	$17.0	$6.2	$4.6

1
Prepayment-related income includes make-whole premiums and consent fees on early calls or tenders of fixed maturities, prepayment speed adjustments on structured securities, and prepayment fees on our commercial mortgage loans.

2	Includes net gains (losses) on calls and redemptions, and changes in the fair value of convertible fixed maturities.
3	Marketable equity securities, trading includes net gains (losses) on changes in fair value.
4	Includes net gains (losses) on derivatives not designated for hedge accounting and other instruments.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Sales by Segment and Product
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Benefits Division [1]
Medical stop-loss	$16.1	$111.1	$20.7	$27.7	$19.7	$127.2	$65.3
Limited benefit medical	1.2	4.4	1.3	1.7	1.9	5.6	13.0
Group life & disability income	2.2	21.2	11.9	5.4	4.5	23.4	19.7
Total Benefits Division	$19.5	$136.7	$33.9	$34.8	$26.1	$156.2	$98.0

Retirement Division - Deferred Annuities [2]
Fixed annuities	$325.6	$253.4	$242.2	$299.7	$271.9	$579.0	$536.2
Fixed indexed annuities	604.9	398.6	395.7	455.2	373.4	1,003.5	731.3
Variable annuities	3.4	3.6	4.4	4.4	5.0	7.0	10.3
Total	$933.9	$655.6	$642.3	$759.3	$650.3	$1,589.5	$1,277.8
Retirement Division - Income Annuities [2]
SPIA	$78.4	$60.9	$80.0	$62.3	$89.0	$139.3	$176.5

Total Retirement Division	$1,012.3	$716.5	$722.3	$821.6	$739.3	$1,728.8	$1,454.3

Individual Life Division
Term life [1]	$1.0	$1.0	$0.8	$0.6	$1.0	$2.0	$1.9
Universal life [1]	13.8	11.7	11.3	7.0	7.6	25.5	14.4
Single premium life [3]	0.3	0.4	0.6	0.7	0.5	0.7	0.7
Individual sales	15.1	13.1	12.7	8.3	9.1	28.2	17.0
COLI [4]	11.4	9.7	1.0	—	—	21.1	—
Institutional markets	$11.4	$9.7	$1.0	$—	$—	$21.1	$—

1	Represents annualized first-year premiums net of first year policy lapses.
2	Represents deposits for new policies net of first year policy lapses and/or surrenders.
3	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
4	Represents deposits for new policies.

Symetra Financial Corporation
2Q 2015 Financial Supplement
Book Value, Adjusted Book Value and Statutory Book Value per Share
(In millions, except per share amounts)

	As of
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Book value per common share [1]	$27.30	$30.58	$29.02	$29.12	$29.58

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$20.83	$20.65	$20.47	$21.26	$21.04
Statutory book value per common share [3]	$20.44	$20.58	$20.53	$19.55	$19.47

Numerator:
Total stockholders' equity	$3,170.2	$3,550.7	$3,360.6	$3,375.3	$3,428.6
AOCI	751.7	1,152.8	990.6	911.1	990.6
Adjusted book value	$2,418.5	$2,397.9	$2,370.0	$2,464.2	$2,438.0

Total stockholders' equity	$3,170.2	$3,550.7	$3,360.6	$3,375.3	$3,428.6
Stockholders' equity of non-insurance entities	(488.2)	(474.8)	(469.5)	(609.1)	(360.0)
Statutory and other adjustments	(611.9)	(990.5)	(812.8)	(815.0)	(1,123.9)
Asset valuation reserve (AVR)	303.4	304.5	299.2	315.4	312.3
Statutory book value [4]	$2,373.5	$2,389.9	$2,377.5	$2,266.6	$2,257.0

Denominator:
Common shares outstanding	116.134	116.114	115.797	115.913	115.895

	For the Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Share repurchases:
Shares purchased as part of publicly announced plans or programs [5]	—	—	—	—	0.749
Other shares repurchased [6]	—	—	0.137	—	0.001
Total shares repurchased	—	—	0.137	—	0.750
Average price paid per share	$—	$—	$23.05	$—	$19.66
Total cost of share repurchases	$—	$—	$3.1	$—	$14.7

	As of
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Tangible book value:
Total stockholders' equity	$3,170.2	$3,550.7	$3,360.6	$3,375.3	$3,428.6
Less:
Deferred policy acquisition costs	490.8	385.6	395.1	364.9	311.2
Goodwill and other	115.8	96.5	108.9	111.2	99.4
Tangible book value [7]	$2,563.6	$3,068.6	$2,856.6	$2,899.2	$3,018.0

1	Book value per common share is calculated as stockholders’ equity divided by common shares outstanding.
2	Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
3	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
4	June 30, 2015 statutory book value is an estimate.
5	As of June 30, 2015, 6.947 shares remained available under the current repurchase authorization.
6	Shares repurchased to satisfy employee income tax withholding on vesting of restricted stock.
7
Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill, intangible assets and certain other non-tangible assets. Stockholders’ equity is the most directly comparable GAAP measure to tangible book value.

Symetra Financial Corporation
2Q 2015 Financial Supplement
ROE and Operating ROAE
(In millions, except percentage data)

	Twelve Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
ROE:
Net income for the twelve months ended [1]	$173.6	$213.9	$254.4	$251.2	$260.5
Average stockholders' equity [2]	3,377.1	3,382.1	3,260.3	3,190.8	3,123.7
ROE	5.1%	6.3%	7.8%	7.9%	8.3%

Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$198.5	$204.2	$227.2	$216.5	$219.8
Average adjusted book value [3]	2,417.7	2,412.2	2,402.3	2,387.1	2,345.7
Operating ROAE	8.2%	8.5%	9.5%	9.1%	9.4%

Calculation of average stockholders' equity:
The following data can be used to recalculate the average stockholders' equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2015	2014	2013
Stockholders' Equity
	Dec 31	$—	$3,360.6	$2,941.9
	Sep 30	—	3,375.3	3,012.8
	Jun 30	3,170.2	3,428.6	3,040.1
	Mar 31	3,550.7	3,195.3	3,604.2
AOCI
	Dec 31	$—	$990.6	$593.6
	Sep 30	—	911.1	719.0
	Jun 30	751.7	990.6	782.6
	Mar 31	1,152.8	804.3	1,293.1
Reconciliation of adjusted operating income:
The following data together with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended December 31, 2014, September 30, 2014 and June 30, 2014.

	Three Months Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Net income	$79.3	$64.4	$45.3
Less: Excluded realized gains (losses) (net of taxes)	13.6	14.4	(3.5)
Adjusted operating income	$65.7	$50.0	$48.8

1	The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.
2	Average stockholders’ equity is derived by averaging ending stockholders' equity for the most recent five quarters.
3	Average adjusted book value is derived by averaging ending stockholders' equity less AOCI, for the most recent five quarters.